SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2003

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-21484 (Commission File Number)	94-2549086 (I.R.S. Employer Identification No.)

425 Encinal Street

Santa Cruz, California 95060

(Address of principal executive offices)

(831) 427-7222

(Registrant’s telephone number, including area code)

Item 5. Other Events

The Company is providing an unaudited pro forma balance sheet as of April 30, 2003, reflecting the impact of the acquisition of New Moon Systems, Inc., completed on June 5, 2003, as if such transaction were completed on April 30, 2003 on the Company’s balance sheet as of such date, as required by Nasdaq pursuant to the decision of the Listing Qualifications Panel on May 16, 2003.

Item 7. Exhibits.

Exhibit 2.1	Unaudited pro forma balance sheet as of April 30, 2003, giving effect to the acquisition of New Moon Systems, Inc. as if the acquisition had occurred on April 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date: June 6, 2003	By:	/s/ STEVEN M. SABBATH
Steven M. Sabbath Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

2.1	Unaudited pro forma balance sheet as of April 30, 2003, giving effect to the acquisition of New Moon Systems, Inc. as if the acquisition had occurred on April 30, 2003.